                                                                [LOGO OF FINOVA]
                                                            FINANCIAL INNOVATORS
--------------------------------------------------------------------------------
                                                              Rediscount Finance

                     THIRD AMENDED AND RESTATED SCHEDULE TO
                           SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


Borrower:                  THE THAXTON GROUP, INC.
                           THAXTON OPERATING COMPANY
                           THAXTON INSURANCE GROUP, INC.
                           TICO CREDIT COMPANY, INC.
                           EAGLE PREMIUM FINANCE CO, INC.
                           THAXTON COMMERCIAL LENDING, INC.
                           PARAGON, INC.
                           TICO PREMIUM FINANCE COMPANY, INC.
                           TICO REINSURANCE, LTD.
                           TICO CREDIT COMPANY OF TENNESSEE, INC.
                           TICO CREDIT COMPANY OF NORTH CAROLINA, INC.


Address:                   1524 PAGELAND HIGHWAY
                           LANCASTER, SOUTH CAROLINA 29721

Date:                      AUGUST 31, 2000


         This Third Second Amended and Restated Schedule to Second Amended and Restated Loan and Security Agreement ("Third Amended Schedule") is executed in conjunction with a certain Second Amended and Restated Loan and Security Agreement ("Agreement"), dated August 30, 1999, and as an amendment to and restatement of that certain Schedule to Second Amended and Restated Loan and Security Agreement ("Schedule") and that certain Second Amended and Restated Schedule to Second Amended and Restated Loan and Security Agreement ("Second Amended Schedule"), dated August 9, 2000, by and between FINOVA Capital Corporation, as Lender, and the above Borrowers. All references to Section numbers herein refer to Sections in the Agreement. The terms and provisions of this Third Amended Schedule shall supersede all terms and provisions contained in all prior schedules.

1.A      BORROWERS

        The "Borrower(s)" herein shall be defined as follows:

           The Thaxton Group, Inc.                     "TTG" or "Lead Borrower"
           Thaxton Operating Company                   "TOC"
           Thaxton Insurance Group, Inc.               "TIG"
           TICO Credit Company, Inc.                   "TICO"
           Eagle Premium Finance Co, Inc.              "EPF"
           Thaxton Commercial Lending, Inc.            "TCL"
           Paragon, Inc.                               "PI"
           TICO Premium Finance Company, Inc.          "TICO Premium"
           TICO Reinsurance, Ltd.                      "TICOR"
           TICO Credit Company of Tennessee, Inc.      "TICO - Tennessee"
           TICO Credit Company of North Carolina, Inc. "TICO - North Carolina"

         Effective as of the date of the execution of a certain Loan and Security Agreement of even date herewith by and among Thaxton Life Partners, Inc.,Thaxton RBE, Inc. and Thaxton Reinsurance, Ltd., as borrowers, James D. Thaxton, as guarantor (collectively the "Thaxton Life Group), and FINOVA Capital Corporation, as lender, and the execution of a $10,000,000.00 Promissory Note executed or guaranteed by the Thaxton Life Group (the "Thaxton Life Group Loan"), Thaxton Reinsurance, Ltd and Thaxton RBE, Inc. will be released from any further liability hereunder and the Collateral pledged by Thaxton Reinsurance, Ltd and Thaxton RBE, Inc. hereunder shall not secure any Indebtedness incurred under this Agreement, but shall secure Thaxton Life Group Loan. The undersigned hereby consent to the release of Thaxton RBE, Inc. and Thaxton Reinsurance, Ltd. hereunder and the release of their Collateral pledged hereunder.

================================================================================

1.17.A.  MAXIMUM AMOUNT OF AN ELIGIBLE RECEIVABLE (SECTION 1.17).

          The term "Maximum Amount of an Eligible Receivable" shall mean for each Receivable type as set forth below:

          Consumer Loan Receivable not secured by real estate and Insurance Premium Receivable - the sum of Thirty Thousand Dollars ($30,000.00) remaining due thereon at any date of determination, including all unearned finance charges, Bulk Purchase Reserves and Dealer Discounts pursuant to such Receivable.

          Consumer Loan Receivables secured by real estate - the sum of Seventy Five Thousand Dollars ($75,000.00)remaining due thereon at any date of determination, including all unearned finance charges, Bulk Purchase Reserves and Dealer Discounts pursuant to such Receivable.

          Non-Consumer Receivables - the sum of Five Hundred Thousand Dollars ($500,000.00), other than a vehicle floor plan loan, remaining due thereon at any date of determination and Two Hundred Thousand Dollars ($200,000.00), with respect to a vehicle floor plan loan, remaining due thereon at any date of determination, excluding all unearned finance charges, Bulk Purchase Reserves and Dealer Discounts pursuant to such Receivable.

================================================================================

1.17.B.  MAXIMUM TERM OF AN ELIGIBLE RECEIVABLE (SECTION 1.17).

          The "Maximum Term of an Eligible Receivable" shall be for each Receivable type as set forth below:

          Consumer Loan Receivables not secured by real estate and Insurance Premium Receivables, - a period of sixty (60) months remaining until the contractual final due date

          Consumer Loan Receivables secured by real estate - a period of One Hundred and Eighty (180) months remaining until the contractual final due date


1.17.D.  AGING PROCEDURES AND ELIGIBILITY TEST (SECTION 1.17).

AGING PROCEDURES FOR A CONTRACTUAL AGING FOR THE FOLLOWING RECEIVABLE TYPES:
---------------------------------------------------------------------------


CONSUMER LOAN RECEIVABLES (OTHER THAN VEHICLE RECEIVABLES)
----------------------------------------------------------

1.  No payment missed or due                =  Current.

2.  1 to 30 days past due                   = "30 day Account".

3.  31 to 60 days past due                  = "60 day Account".

4.  61 to 90 days past due                  = "90 day Account".

5.  91 or more days past due                = "90 + day Account"

INSURANCE PREMIUM RECEIVABLES
-----------------------------

1.  No payment missed or due                = Current.

2.  1 to 30 days past due                   = "30 day NC Account".
    (Financing contract not canceled)

3.  31 or more days past due                = "30+ day NC Account".
    (Financing contract not canceled)

4.  1 to 30 days past due                   = "30 day Canceled Account".
    (Financing contract canceled)

5.  31 to 60 days past due                  = "60 day Canceled Account".
    (Finance contract canceled)

6.  61 or more days past due                = "60 + day Canceled Account".
   (Finance contract canceled)

         For the purposes of the Loan Documents the cancellation of an insurance receivable shall be immediately effective upon the effective cancellation date of the associated insurance policy.

VEHICLE RECEIVABLES AND NON-CONSUMER RECEIVABLES
------------------------------------------------


1.  No payment missed or due                = Current.

2.  1 to 30 days past due                   = "30 day Account".

3.  31 to 60 days past due                  = "60 day Account".

4.  61 or more days past due                = "60 + day Account".


ELIGIBILITY TEST:
-----------------

The term "Eligibility Test" shall mean the test to determine the eligibility of a Receivable for the purposes of Section 1.17 hereof, that test, being as follows for each Receivable type:

         Direct Loan Receivables

          (1)  No payment due on said Receivable remains unpaid more than ninety
               (90) days from the specific date on which such payment was due pursuant to the terms of said Receivable;

          (2) If the initial advance of said Receivable was greater than One Thousand Dollars ($1,000.00), the payment of said Receivable shall be secured by collateral;

          (3) If said Receivable is purchased from a third party wherein the Borrower is or will become obligated to such third party in conjunction with the purchase of such Receivable through a "reserve" or other liability arrangement, all of such third party's rights in and to the "reserve" or other liability shall be subordinated to Lender in all respects, except as set forth below, in a form and substance satisfactory to Lender. This provision shall not restrict Borrower from making a payment to a third party for a reserve or other liability arrangement, or a part thereof, provided such payment is then contractually due to such third party, pursuant to a written agreement executed at or prior to the time the respective Receivable was purchased by Borrower, and an Event of Default does not then exist; and

          (4) With respect to Consumer Loan Receivables secured by real estate, on the date of origination of such Receivable, the percentage determined by dividing the outstanding principal balance of such Receivable by the fair market value of the real estate collateral securing such Receivable shall not exceed ninety percent (90%) ("Maximum LTV").

         Insurance Premium Receivables

          (1) No payment due on said Receivable remains unpaid more than (i) thirty (30) days for that Insurance Premium Receivable that the contractual obligation evidencing such Receivable has not been canceled according to the terms of such Receivable and (ii) sixty
               (60) days for Insurance Premium Receivable that the contractual obligation evidencing such Receivable has been canceled according to the terms of such Receivable, from the specific date on which such payment was due pursuant to the terms of said Receivable.

          (2) The insurance company issuing the insurance policy of which said Receivable evidences the financing of the payment of the premiums with respect to such insurance policy meets one of the following criteria:

               (i) rated "C+" or better pursuant to the current edition of "Best's Key Rating Guide - Property and Casualty" as published by the A.M. Best Company ("A.M. Best"); or

               (ii) a member of a state reinsurance facility or shared pool.

          (3) No more than twenty percent (20%) of the aggregate outstanding balance of all Category Two Receivables can evidence the financing of the payment of premiums for insurance policies for any one insurance company that is not one of the following:

               (i)  rated "A-" or better by A.M. Best; or

               (ii) a member of a state insurance facility or shared pool.

         Vehicle Receivables


          (1)  No payment due on said Receivable remains unpaid more than sixty
               (60) days from the specific date on which such payment was due pursuant to the terms of said Receivable.

          (2) If said Receivable is purchased from a third party wherein the Borrower is or will become obligated to such third party in conjunction with the purchase of such Receivable through a "reserve" or other liability arrangement, all of such third party's rights in and to the "reserve" or other liability shall be subordinated to Lender in all respects, except as set forth below, in a form and substance satisfactory to Lender. This provision shall not restrict Borrower from making a payment or payments to a third party for a reserve or other liability arrangement, or a part thereof, provided such payment is then contractually due to such third party, pursuant to a written agreement executed at or prior to the time the respective Receivable was purchased by Borrower, and an Event of Default does not then exist.

         Non-Consumer Receivables

               No payment due on said Receivable remains unpaid more than sixty
               (60) days from the specific date on which such payment was due pursuant to the terms of said Receivable.

         Mortgage Warehouse Receivables

               Such Receivable shall only be eligible hereunder before the ninety-first (91st) day after the origination date of such Receivable. Notwithstanding the foregoing to the contrary, on any date of determination, up to ten percent (10%) of the aggregate outstanding balance of Mortgage Warehouse Receivables may exceed ninety (90) days from the origination date of such Receivable, but not more than twelve (12) months from the date of origination, provided that no payment due on said Receivable remains unpaid more than sixty (60) days from the specific date on which such payment was due pursuant to the terms of said Receivable and such Receivable is otherwise eligible hereunder.

================================================================================

1.19.    GUARANTOR (whether one or more) (SECTION 1.19).

               James D. Thaxton (Validity and Support Agreement).

================================================================================

2.1.A. AMOUNT OF REVOLVING CREDIT LINE AND AMOUNT OF THE TRANCHE `C' CREDIT
       FACILITY

               The "Amount of the Revolving Credit Line" is Ninety Million Dollars ($90,000,000.00).

               The "Amount of the Tranche `C' Credit Facility" is Eight Million Dollars ($8,000,000.00)

--------------------------------------------------------------------------------

2.1.B. AVAILABILITY ON ELIGIBLE RECEIVABLES (SECTION 2.1):

          The "Availability on Tranche `A' and Tranche `B' Eligible Receivables" shall be the sum of the following:

               (i) with respect to the Tranche "A" Credit Facility, an amount equal to the result of:

                    (a) eighty-five percent (85%) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, excluding all unearned finance charges, Bulk Purchase Reserves and Dealer Discounts pursuant to the Consumer Loan Receivables other than Captive Vehicle Receivables,

                    Plus
                    ----

                    (b) eighty-five percent (85%) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, excluding all unearned finance charges, Bulk Purchase Reserves and Dealer Discounts pursuant to the Non-Consumer Loan Receivables,

                    Plus
                    ----

                    (c) the lesser of (1) fifty percent (50%) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, including all unearned finance charges and other unearned fees and charges and Dealer Discounts pursuant to the Captive Vehicle Receivables, and (2) one hundred percent (100%) of the aggregate of the original cost paid by Borrower's affiliate to acquire the vehicles that secures such Receivables,

                    Plus
                    ----

                    (d) the lesser of (1) eighty-five percent (85%) of the aggregate Net Commission Income billed by Borrower in the twelve (12) calendar months immediately preceding any date of determination, and (2) seventy percent (70%) of the annual academy survey average agency market value of TIG;

                    Plus
                    ----

                    (e) ninety-five percent (95%) of the aggregate unmatured and unpaid amount due to Borrower form the Account named thereon, excluding all unearned finance charges and other unearned fees and charges pursuant to Mortgage Warehouse Receivables,

                    Less
                    ----

                    The outstanding balance of the Tranche "C" Credit Facility, on the date of determination.


               (ii) with respect to the Tranche "B" Credit Facility, an amount equal to the lesser of

                    (a) (1) if the date of determination is on or before January 31, 2001, ten percent (10%) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, excluding all unearned finance charges, Bulk

                    Purchase Reserves and Dealer Discounts pursuant to the Consumer Loan Receivables, excluding Captive Vehicle Receivables, (2) if the date of determination is after January 31, 2001, but on or before July 31, 2002, five percent (5%) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, excluding all unearned finance charges, Bulk Purchase Reserves and Dealer Discounts pursuant to the Consumer Loan Receivables, excluding Captive Vehicle Receivables, and (3) if the date of determination is after July 31, 2002, there shall be no Availability on the Tranche "B" Credit Facility; and

                    (b) one hundred percent (100%) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, including all unearned finance charges, Bulk Purchase Reserves and Dealer Discounts pursuant to the Consumer Loan Receivables, excluding Captive Vehicle Receivables, multiplied by the CRR Advance Rate, less the amount of the Availability for Tranche "A" with respect to all Consumer Loan Receivables, excluding Captive Vehicle Receivables, pursuant to Schedule Section 2.1.B. (i) hereinabove.

     Notwithstanding any provision contained in the Loan Documents to the contrary,

          If on any date of determination, upon the occurrence of any of the following events, Lender, in its sole and absolute discretion, may modify the Availability on Eligible Receivables advance percentages:

                    (A) the percentage determined by dividing the aggregate outstanding balance of all Consumer Loan Receivables by the aggregate outstanding balance of all Receivables is less than fifty percent (50%);

                    (B) the sum of all liabilities and obligations of all Borrowers plus the outstanding balance of the Tranche "C" Facility, on any date of determination, is greater than the aggregate outstanding balance of all Eligible Receivables, including all unearned finance charges and all other unearned fees and charges, plus all other tangible assets of the Borrowers, on the same date of determination, then in that event, Lender, in its sole and absolute discretion, may modify the Availability on any of the Eligible Receivables;

                    (C) if on any date of determination, the Cash Collection Percentage is less than seven percent (7%);

                    (D) if on any date of determination, the average outstanding balance of Non-Consumer Receivables is greater than Two Hundred Thousand Dollars ($200,000.00); or

                    (E) if on any date of determination, the average outstanding balance of all Consumer Loan Receivables is greater than Three Thousand Dollars ($3,000.00)


================================================================================

2.2. STATED INTEREST RATE (SECTION 2.2) AND STATED DIVIDEND RATE (SECTION 2.21)

          TRANCHE "A" CREDIT FACILITY STATED INTEREST RATE
          ------------------------------------------------

               The "Tranche "A" Credit Facility Stated Interest Rate" shall be lesser of (i) the Governing Rate plus One and one-quarter percent (1.25%) per annum; or (ii) the Maximum Rate.

          TRANCHE "B" CREDIT FACILITY STATED INTEREST RATE
          ------------------------------------------------

               The "Tranche "B" Credit Facility Stated Interest Rate" shall be lesser of (i) the Governing Rate plus Five percent (5.00%) per annum; or (ii) the Maximum Rate.


          TRANCHE "C" CREDIT FACILITY DIVIDEND RATE
          -----------------------------------------

               The "Tranche "C" Credit Facility Dividend Rate" shall be an amount determined as follows: lesser of (i) the Governing Rate, less an amount equal to One percent (1.00%) per annum ; or (ii) the Maximum Rate.

================================================================================

2.3. MATURITY DATE (SECTION 2.3.C).

          The primary term of this Agreement shall expire on July 31, 2004. If Borrower desires to extend the primary term or any term thereafter of this Agreement, Borrower shall give Lender notice of its intent to extend the term no earlier than one hundred and eighty (180) days and no later than one hundred and fifty (150) days prior to any expiration date of this Agreement. Upon the receipt by Lender of Borrower's notice to extend the term of this Agreement, if Lender desires to renew and extend the term of this Agreement, Lender shall give Borrower notice of Lender's intent to extend the term of this Agreement, within sixty (60) days of Lender's receipt of Borrower's notice to extend. If Lender does not give Borrower notice of Lender's intent to extend the term of this Agreement within the sixty (60) days period, then it shall be deemed that Lender does not intend to renew and extend the term of this Agreement. Notwithstanding the foregoing, the Borrower's obligation pursuant to this Agreement shall remain in full force and effect until the Indebtedness due and owing to Lender has been paid in full.

================================================================================

2.6. VOLUNTARY PREPAYMENTS (SECTION 2.6).

          The amount of "Liquidated Damages" shall be, if Borrower notifies the Lender of Borrower's intention to pay the Indebtedness in full and requests a termination of Borrower security interest in the Collateral hereunder before July 31, 2004, the amount of "Liquidated Damages" shall be the amount of Eight Hundred Thousand Dollars ($800,000.00).

          Notwithstanding the foregoing, the above Liquidated Damages shall be waived upon the satisfaction of the following conditions:

          1. Borrower requests an increase in the Amount of Revolving Credit Line prior to the Maturity Date,

          2. At the time of such request, the outstanding balance of the Indebtedness is equal to or greater than ninety percent (90%) of the Amount of the Revolving Credit Line,

          3. At the time of such request and during the period beginning on the date of such request and ending on the date Lender declines such request, a Default or an Event of Default does not exist or has not occurred, and

          4.   Lender declines such request.

================================================================================

2.22. FACILITY FEE (SECTION 2.22)

          The monthly facility fee shall be Eleven Thousand Six Hundred Sixty-Six and 66/100 Dollars ($11,666.66).

================================================================================

3.2. BUSINESS LOCATIONS OF BORROWER (SECTIONS 3.2, 3.6 and 5.1.N.).

          All locations as set forth on a list of locations attached hereto.

================================================================================

5.1. BORROWER'S TRADENAMES (whether one or more)(SECTION 5.1.B.)

          TICO Credit Company
          Eagle Premium Finance Company
          TICO Premium Finance Company
          Paragon Lending
          Thaxton Insurance

================================================================================

6.2.A. MINIMUM TIG DEBT SERVICE COVERAGE (SECTION 6.2.L.)

          The Minimum TIG Debt Service Coverage Ratio shall be 1.25 to 1.00, to be determined on a calendar quarter basis.

================================================================================

6.2.B. MINIMUM NET COMMISSION INCOME (SECTION 6.2.M.)

          The Minimum Net Commission Income shall be Three Million Dollars ($3,000,000.00) for any twelve (12) calendar month period immediately preceding any date of determination.

================================================================================

6.3.A..  LEVERAGE RATIO LIMIT (SECTION 6.3.A).

          The term "Leverage Ratio Limit" shall mean 7.00 to 1.00.



================================================================================

6.3.B.   MINIMUM NET INCOME (SECTION 6.3.B).

          The Minimum Net Income shall be One Dollar ($1.00) for any fiscal year of Borrower.

================================================================================

6.3.C. DISTRIBUTIONS LIMITATION (SECTION 6.3.C).

          The Maximum Distributions shall not exceed twenty-five percent (25%) of Net Income of the fiscal year of Borrower based upon Borrower's annual audited financial, provided that regularly scheduled dividends on Preferred Stock shall not be a distribution for the purposes of this negative covenant.

================================================================================

6.3.D. MINIMUM TANGIBLE NET WORTH PLUS SUBORDINATED DEBT (SECTION 6.3.D.).

          The Minimum Tangible Net Worth plus the outstanding balance of all Subordinated Debt plus the outstanding balance Tranche "B" shall not be less than Ten Million Dollars ($10,000,000.00) during the term hereof.

================================================================================

6.3.E. MINIMUM TANGIBLE NET WORTH (SECTION 6.3.E.).

          The Minimum Tangible Net Worth shall not be less than Five Million Dollars ($5,000,000.00) during the term hereof.

================================================================================

6.6. ANNUAL FINANCIAL STATEMENTS (SECTION 6.6).

          Annual audited financial statements to be prepared by an independent certified public accountant, satisfactory to Lender.

================================================================================

8.1. REIMBURSEMENT OF EXPENSES (SECTION 8.1).

          Borrower's shall reimburse Lender for Lender expenses incurred in Lender's attorneys fees and expenses incurred in the negotiation, preparation and execution of these Loan Documents executed in conjunction therewith.

================================================================================

9.1. NOTICES (SECTION 9.1).

                    Lender:     FINOVA Capital Corporation
                                (copy each office below with all notices)

                                Corporate Finance Office:

                                FINOVA Capital Corporation
                                355 South Grand Avenue, Suite 2400
                                Los Angeles, CA  90071
                                Attn:  John J. Bonano, Senior Vice President
                                Telephone:  (213) 253-1600
                                Telecopy No.:  (213) 625-0268

                                Corporate Office:

                                FINOVA Capital Corporation
                                4800 N. Scottsdale Road
                                Scottsdale, AZ 85251
                                Attn:  Joseph R. D'Amore, Senior Counsel
                                Telephone:  (480) 636-4932
                                Telecopy No.:  (480) 636-4937

                                Rediscount Finance Office:

                                FINOVA Capital Corporation
                                16633 Dallas Parkway
                                Addison, Texas 75001
                                Attn: Tony Hawkins
                                Telephone: (972) 764-1100
                                Telecopy No.:  (972) 764-1149

                    Borrower:   The Thaxton Group, Inc.
                                Thaxton Operating Company
                                Thaxton Insurance Group, Inc.
                                TICO Credit Company, Inc.
                                Eagle Premium Finance, C., Inc.
                                Thaxton Commercial Lending, Inc.
                                TICO Premium Finance Company, Inc.
                                Paragon, Inc.
                                TICO Reinsurance, Ltd.
                                TICO Credit Company of Tennessee, Inc.
                                TICO Credit Company of North Carolina, Inc.
                                1524 Pageland Highway
                                Lancaster, South Carolina 29721
                                Telephone: (803) 285-4336
                                Telecopy No.: (803) 286-5770

                    Guarantor:  James D. Thaxton

                                ------------------------------------------------

                                ------------------------------------------------
                                Telephone:
                                          --------------------------------------
                                Telecopy No.:
                                             -----------------------------------

================================================================================

9.15.    AGENT FOR SERVICE OF PROCESS (SECTION 9.15).

          James D. Thaxton, whose address is 1524 Pageland Highway, Lancaster, South Carolina 29721. (Agent)

================================================================================

     IN WITNESS WHEREOF, the parties have executed this Schedule on the day and year first set forth above.

                           LENDER:

                           FINOVA CAPITAL CORPORATION,
                           a Delaware corporation



                           By: /s/ Cash Rohrbough                     8/31/00
                              --------------------------------------------------
                              Cash Rohrbough, Vice President          (Date)

                           BORROWER:

                           THE THAXTON GROUP, INC.
                           a South Carolina corporation



                           By: /s/ James D. Thaxton                   8/31/00
                              --------------------------------------------------
                              James D. Thaxton, President             (Date)


                           THAXTON OPERATING COMPANY
                           a South Carolina corporation


                           By: /s/ James D. Thaxton                   8/31/00
                              --------------------------------------------------
                              James D. Thaxton, President             (Date)


                           THAXTON INSURANCE GROUP, INC.
                           a South Carolina corporation


                           By: /s/ James D. Thaxton                   8/31/00
                              --------------------------------------------------
                              James D. Thaxton, President             (Date)



                           TICO CREDIT COMPANY, INC.,
                           a South Carolina corporation


                           By: /s/ James D. Thaxton                   8/31/00
                              --------------------------------------------------
                              James D. Thaxton, President             (Date)



                           EAGLE PREMIUM FINANCE CO, INC.
                           a South Carolina Corporation


                           By: /s/ James D. Thaxton                   8/31/00
                              --------------------------------------------------
                              James D. Thaxton, President             (Date)

                           THAXTON COMMERCIAL LENDING, INC.
                           a South Carolina corporation


                           By: /s/ James D. Thaxton                   8/31/00
                              --------------------------------------------------
                              James D. Thaxton, President             (Date)



                           PARAGON, INC.
                           a South Carolina Corporation


                           By: /s/ James D. Thaxton                   8/31/00
                              --------------------------------------------------
                              James D. Thaxton, President             (Date)



                           TICO PREMIUM FINANCE COMPANY, INC.,
                           a South Carolina Corporation


                           By: /s/ James D. Thaxton                   8/31/00
                              --------------------------------------------------
                              James D. Thaxton, President             (Date)



                           TICO REINSURANCE, LTD.
                           a British West Indies Association


                           By: /s/ James D. Thaxton                   8/31/00
                              --------------------------------------------------
                              James D. Thaxton, President             (Date)



                           TICO CREDIT COMPANY OF TENNESSEE, INC.,
                           a Tennessee Corporation

                           By: /s/ James D. Thaxton                   8/31/00

                              --------------------------------------------------
                              James D. Thaxton, President             (Date)